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                                                        Exhibit (21)
                                                        AT&T Form 10-K




        List of Subsidiaries of American Telephone and Telegraph Company


                                                            Jurisdiction
                                                            of
                                                            Incorporation

AT&T Capital Holdings, Inc. ............................    Delaware
AT&T Communications, Inc. ..............................    Delaware
AT&T Communications of California, Inc. ................    California
AT&T Communications of Delaware, Inc. ..................    Delaware
AT&T Communications of Illinois, Inc. ..................    Illinois
AT&T Communications of Indiana, Inc. ...................    Indiana
AT&T Communications of Maryland, Inc. ..................    Maryland
AT&T Communications of Michigan, Inc. ..................    Michigan
AT&T Communications of the Midwest, Inc. ...............    Iowa
AT&T Communications of the Mountain States, Inc. .......    Colorado
AT&T Communications of Nevada, Inc. ....................    Nevada
AT&T Communications of New England, Inc. ...............    New York
AT&T Communications of New Hampshire, Inc. .............    New Hampshire
AT&T Communications of New Jersey, Inc. ................    New Jersey
AT&T Communications of New York, Inc. ..................    New York
AT&T Communications of Ohio, Inc. ......................    Ohio
AT&T Communications of the Pacific Northwest, Inc. .....    Washington
AT&T Communications of Pennsylvania, Inc. ..............    Pennsylvania
AT&T Communications of the South Central States, Inc. ..    Delaware
AT&T Communications of the Southern States, Inc. .......    New York
AT&T Communications of the Southwest, Inc. .............    Delaware
AT&T Communications of Virginia, Inc. ..................    Virginia
AT&T Communications of Washington, D.C. Inc. ...........    New York
AT&T Communications of West Virginia, Inc. .............    West Virginia
AT&T Communications of Wisconsin, Inc. .................    Wisconsin
AT&T Credit Holdings, Inc. .............................    Delaware
AT&T Global Information Solutions Company ..............    Maryland
AT&T International Inc. ................................    Delaware
AT&T Microelectronica de Espana S.A. ...................    Spain
AT&T Nassau Metals Corporation .........................    New York
AT&T Network Systems International B.V. ................    Netherlands
AT&T Paradyne Corporation ..............................    Delaware
AT&T of Puerto Rico, Inc. ..............................    New York
AT&T Resource Management Corporation ...................    New York
AT&T Universal Card Services Corp. .....................    Delaware
AT&T of the Virgin Islands, Inc. .......................    Delaware
Actuarial Sciences Associates, Inc. ....................    Delaware
American Transtech Inc. ................................    Delaware
Istel Group, Ltd. ......................................    United Kingdom
Teradata Corporation ...................................    Delaware